Exhibit 10.1

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of March 17, 2016 by and between Minerva Neurosciences, Inc. a Delaware corporation (the “Corporation”) and David Kupfer (the “Purchaser”).

WHEREAS, the Purchaser desires to purchase from the Corporation, and the Corporation desires to sell and issue to the Purchaser, $1.0 million of the Corporation’s common stock, $0.0001 par value per share (the “Common Stock”) at a purchase price per share equal to the consolidated closing bid price of the Common Stock, as reported by the NASDAQ Stock Market, as of the date hereof (the “Purchase Price”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereby agree as follows:

Section 1. Purchase and Sale of the Common Stock. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), the Corporation agrees to issue and sell to the Purchaser the number of shares of Common Stock (the “Purchaser Shares”) equal to that whole number which, when multiplied by the Purchase Price, is equal to (or as close as possible to, but no more than) the amount set forth next to the Purchaser’s name on Exhibit A to this agreement (the “Purchase Amount”). The Purchaser agrees to purchase from the Corporation at the Closing the Purchaser Shares, free and clear from any lien or encumbrances, for an aggregate purchase price equal to the Purchase Amount.

Section 2. Closing. The closing of the sale and purchase of the Purchaser Shares (the “Closing”) shall take place remotely via the exchange of documents and signatures, or at such other location as may be agreed upon by the Corporation and the Purchaser, after the satisfaction or waiver of each of the conditions set forth in Sections 5 and 6 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions). At the Closing, the Corporation shall issue and deliver to the Purchaser or its designated affiliate a certificate for shares of Common Stock, registered in the name of the Purchaser or its designated affiliate (or, in the event the Common Stock is issued in an uncertificated form, such other evidence of ownership), in the amount representing the number of Purchaser Shares, as determined pursuant to Section 1, against payment by the Purchaser or its designated affiliate to the Corporation of the Purchase Amount in the form of wire transfer of immediately available funds to a bank account designated by the Corporation.

Section 3. Representations and Warranties of the Corporation. The Corporation represents and warrants to the Purchaser as follows:

3.1 Organization. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as proposed to be conducted by it and to carry out the transactions contemplated by this Agreement. The Corporation is duly qualified as a foreign corporation and is in good standing in all such jurisdictions in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that any failure to be so qualified would not materially and adversely affect the financial condition, results of operations, assets, liabilities or business of the Corporation (a “Material Adverse Effect”).

3.2 Authorization of this Agreement. The execution, delivery and performance by the Corporation of this Agreement have been duly authorized by all requisite corporate action. The Corporation has duly authorized, executed and delivered this Agreement, and this Agreement constitutes the valid and binding obligation of the Corporation, enforceable in accordance with its terms (except as

1.

enforceability may be limited by (x) applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the enforcement of creditors’ rights generally and (y) general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law)). The execution, delivery and performance of this Agreement, the issuance, sale and delivery of the Purchaser Shares, and compliance with the provisions hereof by the Corporation do not and will not, with or without the passage of time or the giving of notice or both, violate, conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Corporation, the Amended and Restated Certificate of Incorporation of the Corporation, as currently in effect, or the Bylaws of the Corporation, as currently in effect, or any provision of law, statute, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body.

3.3 Authorization of the Purchaser Shares. The issuance, sale and delivery hereunder by the Corporation of the Purchaser Shares have been duly authorized by all requisite corporate action of the Corporation, and when so issued, sold and delivered the Purchaser Shares will be validly issued free and clear of all liens and encumbrances and outstanding, fully paid and nonassessable, and not subject to preemptive or any other similar rights of the stockholders of the Corporation or others.

3.4 No Governmental Consent or Approval Required. No authorization, consent, approval or other order of, declaration to, or filing with, any governmental agency or body is required to be made or obtained by the Corporation for or in connection with the valid and lawful authorization, execution and delivery by the Corporation of this Agreement or for or in connection with the valid and lawful authorization, issuance, sale and delivery of the Purchaser Shares, except exemptive filings under applicable securities laws, which are not required to be made until after the Closing and which shall be made on a timely basis.

3.5 No Registration. Assuming the accuracy of the representations and warranties of the Purchaser in Section 4 herein, the issuance of the Purchaser Shares to the Purchaser is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Section 4. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Corporation as follows:

4.1 Purchase for Investment. The Purchaser is acquiring the Purchaser Shares purchasable by it hereunder for its own account, for investment and not for, with a view to, or in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

4.2 Unregistered Securities; Legend. The Purchaser understands that the Purchaser Shares have not been, and will not be, registered under the Securities Act or any state securities law, by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act and such rules and regulations thereunder, that the Purchaser Shares must be held indefinitely unless they are subsequently registered under the Securities Act and such state securities laws or a subsequent disposition thereof is exempt from registration, that the certificates or other instruments representing the Purchaser Shares shall bear a legend as set forth in Section 8, and that appropriate stop transfer instructions may be issued. The Purchaser further understands that such exemption depends upon, among other things, the bona fide nature of the Purchaser’s investment intent expressed herein.

4.3 Status of Investor. The Purchaser has not been formed for the specific purpose of acquiring the Purchaser Shares pursuant to this Agreement. The Purchaser understands the term “accredited investor” as used in Regulation D promulgated under the Securities Act and represents and warrants to the Corporation that the Purchaser is an “accredited investor” for purposes of acquiring the Purchaser Shares purchasable by it hereunder.

2.

4.4 Knowledge and Experience; Economic Risk. The Purchaser has sufficient knowledge and experience in business and financial matters and with respect to investment in securities of privately held companies so as to enable it to analyze and evaluate the merits and risks of the investment contemplated hereby and is capable of protecting its interest in connection with this transaction. The Purchaser is able to bear the economic risk of such investment, including a complete loss of the investment.

4.5 Access to Information. The Purchaser acknowledges that it and its representatives have had the opportunity to ask questions and receive answers from officers and representatives of the Corporation concerning the Corporation and its business and the transactions contemplated by this Agreement and to obtain any additional information which the Corporation possesses or can acquire that is necessary to verify the accuracy of the information regarding the Corporation herein set forth or otherwise desired in connection with the Purchaser’s purchase of the Purchaser Shares purchasable by it hereunder.

4.6 Place of Business. The Purchaser has listed its principal place of business or registered address under its name on the signature page hereto.

4.7 Authorization of this Agreement. The Purchaser has duly authorized, executed and delivered this Agreement, and this Agreement constitutes the valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms (except as enforceability may be limited by (x) applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the enforcement of creditors’ rights generally and (y) general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law)).

Section 5. Conditions Precedent to Closing by the Purchaser. The obligation of the Purchaser to purchase and pay for the Purchaser Shares at the Closing is subject to satisfaction (or waiver by the Purchaser) of the following conditions precedent at or before the Closing:

5.1 Representations and Warranties Correct. Each of the representations and warranties of the Corporation contained in Section 3 shall be true and accurate in all material respects on and as of the Closing with the same force and effect as if they had been made at the Closing, except for (a) those representations and warranties that address matters only as of a particular date (which shall remain true and correct as of such particular date), with the same force and effect as if they had been made at the Closing, and (b) those representations and warranties which (i) are qualified as to materiality or (ii) provide that the Corporation’s failure to comply with such representation or warranty would not result in a Material Adverse Effect shall be true and accurate in all respects as of the Closing.

5.2 Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Purchaser Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

3.

Section 6. Conditions Precedent to Closing by the Corporation. The obligation of the Corporation to issue and sell the Purchaser Shares being sold to the Purchaser at the Closing is subject to satisfaction (or waiver by the Corporation) of the following conditions precedent at or before the Closing:

6.1 Representations and Warranties Correct. The representations and warranties made in Section 4 hereof by the Purchaser shall be true and correct in all material respects on and as of the Closing with the same force and effect as if they had been made at the Closing.

6.2 Consents, Permits and Waivers. The Corporation shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

Section 7. Fees and Expenses. Each party to this Agreement shall bear all of its own fees and expenses incurred in connection with the preparation and negotiation of this Agreement and the consummation of the transactions contemplated hereby, including all fees of such party’s legal counsel.

Section 8. Legend. It is understood that the certificates evidencing the Purchaser Shares may bear the following legend (or substantially similar legends):

NEITHER THE SECURITIES REPRESENTED BY THIS INSTRUMENT NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Section 9. Entire Agreement; Effect on Prior Documents. This Agreement and the other documents referred to herein or delivered pursuant hereto contain the entire agreement among the parties with respect to the transactions contemplated hereby and supersede all prior negotiations, commitments, agreements and understandings among them with respect thereto.

Section 10. Notices. All notices, requests, consents and other communications hereunder (“Notices”) to any party shall be contained in a written instrument addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties and shall be deemed given (a) when delivered in person or duly sent by fax showing confirmation of receipt, (b) three days after being duly sent by first class mail postage prepaid (other than in the case of Notices to or from any non-U.S. resident, which Notices must be sent in the manner specified in clause (a) or (c)), or (c) two days after being duly sent by DHL, Federal Express or other recognized express international courier service:

(a)	if to the Corporation, to:

Minerva Neurosciences, Inc.

1601 Trapelo Road

Suite 284

Waltham, MA 02451

Attn: Mark Levine, Senior Vice President, Secretary & General Counsel

Email: mlevine@minervaneurosciences.com

4.

with a copy to:

Cooley LLP

500 Boylston St.

14th Floor

Boston, MA 02116

Attn: Marc Recht

Email: mrecht@cooley.com

(b)	if to the Purchaser, to:

Section 11. Amendments; Waivers. This Agreement may be amended, and compliance with the provisions of this Agreement may be omitted or waived, only by the written agreement of the Corporation and the Purchaser.

Section 12. Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Any such counterpart may contain one or more signature pages. This Agreement may be executed and delivered by facsimile, or by email in portable document format (.pdf) and upon such delivery of the signature page by such method will be deemed to have the same effect as if the original signature had been delivered to the other parties.

Section 13. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

Section 14. Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

Section 15. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

Section 16. Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, each of the successors and assigns of the parties hereto and, except as otherwise expressly provided herein, each other person who shall become a registered holder named in a certificate or other instrument evidencing the Purchaser Shares transferred to such holder by the Purchaser or its permitted transferees, and (except as aforesaid) its legal representatives, successors and assigns.

Section 17. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Remainder of page intentionally left blank]

5.

IN WITNESS WHEREOF, the undersigned have executed this Common Stock Purchase Agreement as of the day and year first written above.

CORPORATION:

MINERVA NEUROSCIENCES, INC.

By:	/s/ Remy Luthringer
Name:	Remy Luthringer
Title:	President and CEO

[SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Common Stock Purchase Agreement as of the day and year first written above.

PURCHASER:

/s/ David Kupfer
Name: David Kupfer

[SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]

EXHIBIT A

PURCHASE AMOUNT

Purchaser Name	Purchase Amount
David Kupfer	$1,000,000.00

Total	$1,000,000.00